UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2020

ENTERCOM COMMUNICATIONS CORP.

(Exact Name of Registrant as Specified in Charter)

Pennsylvania	001-14461	23-1701044
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

2400 Market Street, 4th Floor
Philadelphia, Pennsylvania	19103
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 660-5610

(Former Address of Principal Executive Offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Class A Common Stock, par value $.01 per share	ETM	New York Stock Exchange

Series A Junior Participating Convertible Preferred Stock, par value $0.01 per share

Series B Junior Participating Convertible Preferred Stock, par value $0.01 per share

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events

On March 4, 2020, the U.S. Securities and Exchange Commission (the “SEC”) issued an order (Release No. 34-88318) under Section 36 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), granting exemptions from specified provisions of the Exchange Act and certain rules thereunder. On March 25, 2020, the order was modified and superseded by a new SEC order (Release No. 34-88465) that provides conditional relief to public companies that are unable to timely comply with their filing obligations as a result of the novel coronavirus (“COVID-19”) outbreak (the “SEC Order”).

Entercom Communications Corp. (“Entercom,” “we,” “our” or “us”) is relying on the SEC Order to delay the filing of our Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 (the “Quarterly Report”) due to circumstances related to the COVID-19 outbreak. In particular, COVID-19 and related precautionary responses have caused limited access to our facilities and disrupted our normal interactions among our accounting personnel and other staff involved in the completion of our quarterly review and preparation of the Quarterly Report. These restrictions have slowed the completion of our internal quarterly review, including evaluating the various impacts of COVID-19 on our financial statements, and preparing and completing in a timely manner the Quarterly Report.

Although we can provide no assurance, we presently intend to file our Quarterly Report on May 19, 2020, but, in any event, no later than June 25, 2020, which is 45 days from the Quarterly Report’s original filing deadline of May 11, 2020. If the Quarterly Report is filed by June 25, 2020, it will be deemed timely filed by the SEC.

In addition, in light of ongoing developments related to COVID-19, we are supplementing the risk factors previously disclosed under Part I, Item 1A, “Risk Factors” of our Annual Report on Form 10-K for the year ended December 31, 2019 with the following risk factor:

The effect of the current novel coronavirus (“COVID-19”) global pandemic, or the perception of its effects, on our operations and the operations of our customers, could have a material adverse effect on our business, financial condition, results of operations, or cash flows.

In December 2019, a strain of coronavirus (“COVID-19”) was reported in Wuhan, China and resulted in an outbreak with infections throughout China and abroad, which has affected operations and global supply chains. On March 11, 2020, the World Health Organization declared COVID-19 a pandemic. Our business and operations could be materially and adversely affected by the effects of COVID-19. Governments, public institutions, and other organizations in countries and localities where cases of COVID-19 have been detected are taking certain emergency measures to combat its spread, including implementation of travel bans and restrictions, limitations on social gatherings, closures of factories, schools, public buildings and businesses and the implementation of alternative work arrangements. These emergency measures have had and are likely to continue to have an adverse effect on our business and operations. While the full impact of this outbreak is not yet known, we are closely monitoring the spread of COVID-19 and continually assessing its potential effects on our business.

We anticipate adverse revenue and net income impacts from COVID-19 due to the economic slowdown, suspension of the NBA and NHL seasons, delay of the MLB season, cancellation of events, and a decrease in advertising spending. The extent to which our results are affected by COVID-19 will largely depend on future developments, which cannot be accurately predicted and are uncertain, but the COVID-19 pandemic or the perception of its effects could have a material adverse effect on our business, financial condition, results of operations or cash flows, as well as heighten the other risks discussed in our Annual Report on Form 10-K for the year ended December 31, 2019.

Forward-Looking Statements

This report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act.

You can identify forward-looking statements by our use of words such as “anticipates,” “believes,” “continues,” “expects,” “intends,” “likely,” “may,” “opportunity,” “plans,” “potential,” “project,” “will,” “could,” “would,” “should,” “seeks,” “estimates,” “predicts” and similar expressions which identify forward-looking statements, whether in the negative or the affirmative. Statements contained in this document relating to the recent global outbreak of the COVID-19 pandemic, the impact of which remains inherently uncertain on our financial results, are forward-looking statements.

We cannot guarantee that we actually will achieve these plans, intentions or expectations. These forward-looking statements are subject to risks, uncertainties and other factors, some of which are beyond our control, which could cause actual results to differ materially from those forecasted or anticipated in such forward-looking statements. These risks, uncertainties and factors include, but are not limited to, the factors described in Part I, Item 1A, “Risk Factors” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2019, and other reports that we file with the SEC, may cause our actual results, performance or achievements to differ materially from any future results, performance or achievements expressed or implied by these forward-looking statements.

You should not place undue reliance on these forward-looking statements, which reflect our view only as of the date of this report. We do not intend, and we do not undertake any obligation, to update these statements or publicly release the result of any revision(s) to these statements to reflect events or circumstances after the date of this report or to reflect the occurrence of unanticipated events.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Entercom Communications Corp.

By:	/s/ Richard J. Schmaeling
Richard J. Schmaeling
Executive Vice President

Dated: April 30, 2020

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